Exhibit 10.17

SECURITY AGREEMENT

PARTIES. Cuentas, Inc., a Florida corporation ("Debtor"), and Michael De Prado, a founder and current executive and board member of Cuentas ("Secured Party").

RECITALS. This Security Agreement secures Debtor's obligations under that certain Promissory Note dated September 18, 2025, in the principal amount of $200,000 (collectively, the "Note").

1. GRANT OF SECURITY INTEREST. Cuentas grants Executive a security interest in the Fintech division/ Non-MVNO assets of Cuentas (collectively, the "Collateral") to secure the repayment of the indebtedness under this note. While the debts under the note remain outstanding, Cuentas shall not grant a lien in or otherwise encumber these assets or sell or dispose of these assets.

2. OBLIGATIONS SECURED. This Security Agreement secures all obligations of Debtor to Secured Party under the Note, including, without limitation, principal, interest, fees, costs of collection, attorneys' fees, indemnification obligations, and all other amounts due thereunder, together with all obligations arising under the terms and conditions of the Note and this Security Agreement, whether now existing or hereafter arising.

3. REPRESENTATIONS. Debtor represents that it has rights in the Collateral and the power to grant the security interest herein.

4. COVENANTS. Debtor shall: (a) not sell, transfer, or dispose of Collateral without Secured Party's prior written consent; (b) execute such documents as Secured Party may reasonably request to perfect and maintain the security interest; (c) maintain adequate insurance on the Collateral naming Secured Party as loss payee; (d) provide Secured Party with monthly financial statements and immediate notice of any material adverse change; (e) not grant any other security interests in the Collateral; and (f) comply with all additional covenants and agreements set forth in the Note.

5. DEFAULT AND REMEDIES. Upon any Event of Default under the Note, Secured Party may exercise all rights and remedies under the UCC and applicable law, including: (a) taking immediate possession of and disposing of the Collateral without further notice; (b) collecting accounts directly from account debtors; (c) appointing a receiver; (d) obtaining injunctive relief;

and (e) exercising any additional remedies provided for in the Note. Debtor shall pay all costs of enforcement and collection, including reasonable attorneys' fees.

6. MISCELLANEOUS. This Agreement shall be governed by Florida law. This Agreement may be executed in counterparts. Secured Party is authorized to file UCC financing statements and amendments thereto without Debtor's signature where permitted by law, and Debtor agrees to pay all costs of filing, amending, and continuing such UCC financing statements. Debtor shall cooperate in executing any additional documentation needed for such filings. Time is of the essence. This Agreement shall be binding upon Debtor's successors and assigns.

7. BOARD APPROVAL. A condition precedent to this Agreement becoming effective is approval by the Cuentas Board of Directors.

8. WAIVER OF JURY TRIAL. Each party to this Agreement hereby waives any right to trial by jury in any action, proceeding, or counterclaim arising out of or relating to this Agreement or any of the transactions contemplated hereby. Each party acknowledges that counsel has advised it of the implications of this waiver and makes this waiver knowingly and voluntarily.

EXECUTED on September 18, 2025.

CUENTAS, INC.

By:

Shalom Arik Maimon, CEO
UCC-1 FINANCING STATEMENT

1. DEBTOR'S NAME: Cuentas, Inc.

1a. ORGANIZATION'S NAME: Cuentas, Inc.

1b. TYPE OF ORGANIZATION: Corporation

1c. JURISDICTION OF ORGANIZATION: Florida

1d. ORGANIZATIONAL ID #: [INSERT EXACT FLORIDA CORPORATE NUMBER - DO NOT FILE WITH BRACKETS]

1e. MAILING ADDRESS: [INSERT COMPLETE CURRENT BUSINESS ADDRESS - DO NOT FILE WITH BRACKETS]

2. SECURED PARTY'S NAME: Michael De Prado

2a. MAILING ADDRESS: [INSERT COMPLETE CURRENT ADDRESS - DO NOT FILE WITH BRACKETS]

3. COLLATERAL: All assets and personal property of Debtor of every kind and nature, including but not limited to: accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, supporting obligations, all proceeds and products thereof, all books and records relating thereto, and all other assets whether now owned or hereafter acquired.

4. THIS FINANCING STATEMENT: ☐ covers timber to be cut ☐ covers as-extracted collateral ☐ is filed as a fixture filing

5. ALTERNATIVE DESIGNATION: ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Buyer/Seller ☐ Bailee/Bailor

6. ☐ This financing statement is to be filed for record (or recorded) in the real estate records.

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 04/20/11)

Note: File the UCC-1 with the Florida Secretary of State within 10 days of execution to ensure purchase money security interest priority if applicable, and file in any other states where Cuentas has significant assets or operations. Consider filing real estate fixtures filing if any collateral may be deemed fixtures.

Audit Trail

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DOCUMENT 01-Ex C2_25.09.18 Final security agmt note two

INITIATOR EMAIL ofek@ensimamiami.com

INITIATOR REFERENCE ID d8693b42d7f84ef786d92f075b953143

DOCUMENT REFERENCE ID 98d40f23-a3ab-4b75-8d54-438e76ff997b

DOCUMENT NAME FINGERPRINT REFERENCE ID VERIFICATION LINK

	bebdbf8a9f933ab421	ff2f16838f	7703a32f8e08

01-Ex C2_25.09.18	62e3b5c8b4facffe87	ef777b89-7701-	Click to Verify

Final security agmt	bc8f2ca8766f807537	4dc3-b788-

note two

Audit Trail

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Audit Trail

Signature request initiated for

Arik Maimon (arik@cuentas.com)

Sent via email

Initiated on: 2025-10-01 22:33:28 UTC

User Reference Id: d8693b42d7f84ef786d92f075b953143 IP: 174.230.72.234

Consent provided and document signed by Arik Maimon (arik@cuentas.com)

Identity verified by email

Consent given on: 2025-10-01 22:36:38 UTC

Signed on: 2025-10-01 22:36:51 UTC

User Reference Id: 657fd302c69747b5b545d97bdeabd18d IP: 184.164.162.44

Signature request completed.

Completed on: 2025-10-01 22:36:51 UTC

IP: 184.164.162.44

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